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                                                                   EXHIBIT 10.12

                               AMENDMENT NO. 3 TO
                     SATURN ELECTRONICS & ENGINEERING, INC.
                        1995 MANAGEMENT STOCK OPTION PLAN
                     ---------------------------------------


         This Amendment No. 3 to Saturn Electronics & Engineering, Inc. 1995 Management Stock Option Plan (this "Amendment"), is made as of September 28, 1999, in order to amend the Saturn Electronics & Engineering, Inc. 1995 Management Stock Option Plan, as amended by Amendment No. 1 of November 19, 1997, and as amended by Amendment No. 2 of July 29, 1999 (the "Option Plan").

         Section IV.4D.1 of the Option Plan is amended in its entirety to read as follows:

         "D. EXERCISABILITY. Stock Options shall become exercisable for the number of shares of Common Stock fixed by the Committee in the Stock Option Agreement. Unless provided otherwise in the Stock Option Agreement, Stock Options shall become exercisable upon the earliest to occur of the following (provided that the aggregate fair market value (determined as of the date the option is granted) of the underlying stock with respect to which Incentive Options are exercisable for the first time by such individual during any calendar year (under all of such plans of the Company and its parent and Subsidiary corporations) shall not exceed $100,000):

         1. In the event that the Company

              a. Offers its shares to the public in accordance with a registration statement made effective by the Securities and Exchange Commission ("Initial Public Offering" or "IPO"), or

              b. Merges with a corporation whose shares are publicly traded but does not experience a Change of Control (as defined in Section IX)

         Stock Options awarded through the Plan three (3) years or less before the effective date of an IPO or merger with a public company will become exercisable according to the following schedule (unless provided otherwise in the Stock Option Agreement):

                                                                             % OF ALL AWARDED
                         TIME FRAME                                         OPTIONS EXERCISABLE
                         ----------                                         -------------------

12 months after effective date of IPO or merger with public company                 25%
18 months after effective date of IPO or merger with public company                 25%
24 months after effective date of IPO or merger with public company                 25%
30 months after effective date of IPO or merger with public company                 25%



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     Stock Options awarded through the Plan more than three (3) years before the effective date of an IPO or merger with a public company will become exercisable according to the following schedule (unless provided otherwise in the Stock Option Agreement):

                                                                                 % OF ALL AWARDED
                           TIME FRAME                                           OPTIONS EXERCISABLE
                           ----------                                           -------------------
12 months after effective date of IPO or merger with public company                      50%
18 months after effective date of IPO or merger with public company                      50%















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